UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2016

PHH CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-7797	52-0551284
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3000 Leadenhall Road

Mt. Laurel, New Jersey 08054

(Address of Principal Executive Offices)  (Zip Code)

(856) 917-1744

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03            Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Reduction in Size of Board to Seven Directors

On April 28, 2016, the Board of Directors (the “Board”) of PHH Corporation (the “Company”) took action to reduce the number of directors constituting the entire Board from nine directors to seven directors pursuant to Section 2.02 of the Company’s By-Laws.  Such reduction in the size of the Board will be effective immediately following the previously-disclosed retirement of Mr. Allan Z. Loren and Mr. Gregory J. Parseghian from the Board immediately prior to the commencement of the 2016 Annual Meeting of Stockholders of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2016

PHH CORPORATION

By:	/s/ William F. Brown
Name:	William F. Brown
Title:	Senior Vice President, General Counsel and Secretary